EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated March 4, 1998 included in Startec Global Communications Corporations's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Washington, D.C.,
November 9, 1998